UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 11, 2010

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 11, 2010, HEI issued a news release, “HEI Reports Lower Earnings for 2009 and Flat Earnings for the Fourth Quarter”. This news release is furnished as HEI Exhibit 99.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2010, Ms. Diane J. Plotts announced her retirement from the Boards of Directors of HEI and its subsidiary, American Savings Bank, F.S.B. (ASB), to be effective upon the expiration of her current term as an HEI director at the Annual Meeting of HEI Shareholders on May 11, 2010. Ms. Plotts is currently Chairperson of the HEI and ASB Audit Committees and also serves as a member of the HEI Executive and Compensation Committees.

Ms. Plotts reached the mandatory retirement age under HEI’s Corporate Governance Guidelines in 2007. In accordance with the Corporate Governance Guidelines, the HEI Board of Directors requested that Ms. Plotts postpone her retirement, and Ms. Plotts has agreed to do so until the expiration of her current term as an HEI director at the Annual Meeting of HEI Shareholders on May 11, 2010.

Ms. Plotts has no disagreement with HEI or ASB on any matter relating to the Company’s operations, policies or practices, and she has not been removed from either the HEI or ASB Board of Directors for cause. Ms. Plotts has reviewed this disclosure.

In connection with the announcement of the retirement of Ms. Plotts from the HEI Board of Directors, the HEI Board has determined to the reduce the size of the HEI Board from 12 to 11 concurrent with the retirement of Ms. Plotts from the HEI Board.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

HEI Exhibit 99	News release, dated February 11, 2010, “HEI Reports Lower Earnings for 2009 and Flat Earnings for the Fourth Quarter”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC. (Registrant)	HAWAIIAN ELECTRIC COMPANY, INC. (Registrant)

/s/ JAMES A. AJELLO	/s/ TAYNE S. Y. SEKIMURA
James A. Ajello	Tayne S. Y. Sekimura
Senior Financial Vice President, Treasurer, and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer
(Principal Financial Officer of HEI)	(Principal Financial Officer of HECO)

Date: February 11, 2010	Date: February 11, 2010

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